August __, 2001

Dear Valued Fund Shareholder:
I am writing to inform you about some
important changes that have been approved by the Board of Trustees of the Smith Barney Investment Trust regarding the Smith Barney U.S. 5000 Index Fund and
Smith Barney International Index Fund (each a "Fund").
The Board of Trustees has unanimously
decided to liquidate the Funds. The Funds' assets have never grown to the size that would permit efficient management. The costs of operating the Funds continue to be above our expectations.
Effective July 18, 2001, the Funds stopped accepting new money from investors other than through dividend reinvestments. Prior to the liquidation date, shareholders may exchange their shares for Smith
Barney Shares or Citi Shares of the Smith Barney S&P
500 Index Fund, also a series of the Trust. The redemption fee for each Fund has been waived.
We are now asking for your approval of the Plan of Liquidation pursuant to which the Funds will be liquidated by selling their remaining assets and distributing the cash proceeds to shareholders on a pro rata basis. The Plan of Liquidation is explained in the attached proxy statement. Liquidation of a Fund requires the affirmative vote of holders of the lesser of (1) 67% of the shares of the Fund present at the meeting in person or by proxy if more than 50% of the outstanding shares of the Funds are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. Shareholders of record at the close of business on August 6, 2001 will be entitled to vote at the meeting. Shareholders of a Fund holding Smith Barney Shares and Citi Shares of a
Fund will vote together on the liquidation of that Fund.
A shareholder meeting regarding the
proposed liquidation of each Fund is scheduled to take place on Monday, September 24, 2001. I ask that you take a few moments to review these proxy materials carefully. If you do not plan to attend the shareholder meeting, please complete the proxy card and return it as soon as possible in the postage-paid envelope. You may also cast your vote via the internet, by telephone or by facsimile as described in the enclosed proxy voting materials.
Thank you for taking the time to read this letter. We look forward to helping your pursue your financial goals in the years ahead.
Sincerely,
Heath B. McLendon
Chairma

We urge you to vote by one of the following
means to ensure a quorum at the meeting.  Your
vote is important regardless of the number of
shares you own.  To vote:
By phone:	Call toll-free 1-800-_______ and
follow the automated instructions.
You will need the 14-digit control
number located on your proxy card.
By mail:	Simply enclose your executed proxy
card in the postage-paid envelope
found within your proxy package.
By internet:	Visit https://vote.proxy-
direct.com; once there, enter the
14-digit control number located on
your proxy card.
By fax:	Simply fax your executed proxy card
to 1-888-_______.
If you have any questions regarding the meeting agenda or the execution of your proxy, please call 1-888-________.


Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?
A.	The purpose of the Proxy Statement is to
seek shareholder approval of a plan to
liquidate each Fund.
Q.	WHY IS THE LIQUIDATION BEING PROPOSED?
A.	The Board of Trustees has recommended that
each Fund be liquidated.  The reasons for
the recommendation include, among other
reasons, each Fund's historical and
anticipated sales activity, and the fact
that the expenses of marketing and
operating the Funds remain very high as a
result of the Funds' low asset levels.
The Board of Trustees believes that it
would be in the best interests of Fund
shareholders to approve the liquidation of
each Fund.  Accordingly, the Board of
Trustees has recommended liquidating each
Fund's assets and distributing the
proceeds to Fund shareholders.
Q.	HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY
ACCOUNT?
A.	If the proposal to liquidate a Fund is
approved, the Fund's assets will be
liquidated and the proceeds will be
distributed to Fund shareholders.
Shareholders should carefully read and
consider the discussion of the proposal in
the Proxy Statement.
Q.	IF MY FUND LIQUIDATES, WHAT WILL BE THE FEDERAL
INCOME TAX CONSEQUENCES FOR ME?
A.	In connection with the liquidation of each
Fund, each Fund will make a liquidating
distribution. The liquidating distribution
that you receive will be in exchange for
your shares and will generally be taxable
as capital gains to the extent that the
distributions exceed your basis in your
shares, or capital loss to the extent your
basis in your shares exceeds the
distributions.  Capital gain or loss (if
any) that you realized in the liquidating
distribution will be recognized by you in
your taxable year in which the
distributions are received. Any such
capital gain or loss will be long-term
capital gain or loss if you have owned
your shares for more than one year and
will be short-term capital gain or loss if
you have owned your shares for one year or
less.  You are urged to consult your own
tax advisor regarding the tax consequences
to you, in your particular circumstances,
of the receipt of the liquidating
distribution.
Q.	MAY I HAVE MY SHARES REDEEMED PRIOR TO THE
LIQUIDATION?
A.	Yes.  You may demand that a Fund redeem
all or any portion of your shares at any time through the date of the liquidating distribution. Effective July 18, 2001, the applicable redemption fee for each Fund has been waived.

Q.	HOW CAN I VOTE?
A.	You can vote by completing and signing the
enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope or mail your proxy card(s) to:
SMITH BARNEY INVESTMENT TRUST

Attention:  __________
You may also vote by calling ________, via
the internet at http://www _________, or
by facsimile by faxing your proxy to
_________.  Follow the enclosed
instructions for telephone, internet or
fax voting.  Shareholders can also vote in
person at the meeting.
Q.	WILL MY VOTE MAKE A DIFFERENCE?
A.	Yes.  Your vote is needed to ensure that
the proposal can be acted upon.  Your
immediate response will help save on the
costs of any further solicitations for a
shareholder vote.  We encourage you to
participate in the governance of your
Fund.
Q.	HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I
VOTE?
A.	After careful consideration, the Board of
Trustees unanimously recommends that you
vote "FOR" the proposed liquidation.
Q.	HOW DO I CONTACT YOU?
A.	If you have any questions, call the Funds
toll free at 1-800-995-0134.
PLEASE VOTE.
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.

SMITH BARNEY U.S. 5000 INDEX FUND
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)
7 World Trade Center
New York, New York 10048
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Please take notice that a Special Meeting of shareholders ("Special Meeting") of each of Smith
Barney U.S. 5000 Index Fund (the "U.S. Fund") and
Smith Barney International Index Fund (the
"International Fund") (each a series of Smith Barney
Investment Trust, the "Trust") will be held at the offices of Smith Barney Fund Management LLC ("SBFM"),
7 World Trade Center, Downtown Conference Center, New
York, New York 10048, on September 24, 2001, at 2:00 p.m., Eastern time, for the following purpose:
To approve the liquidation of the U.S.
Fund (U.S. Fund shareholders only); and
To approve the liquidation of the
International Fund (International Fund
shareholders only)
The appointed proxies, in their
discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.
Holders of record of shares of each Fund at the close of business on August 6, 2001 are entitled to notice of and to vote at the Special
Meeting with respect to that Fund and at any adjournments thereof. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special
Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of a Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies to be voted in favor and will vote against any such adjournment those proxies to be voted against that proposal.
By order of the
Board of Trustees,
Christina T.
Sydor
Secretary
August __, 2001
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL
MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND
RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED
STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY
CARDS ARE SET FORTH ON THE FOLLOWING PAGE. YOUR VOTE
IS IMPORTANT. We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help avoid the additional expense of a second solicitation. You also may return proxies by touch-tone voting over the telephone, by facsimile or by voting on the internet.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy
cards may be of assistance to you and avoid the time
and expense to the Funds involved in validating your
vote if you fail to sign your proxy card properly.
1. 	Individual Accounts:  Sign your name
exactly as it appears in the registration on the
proxy card.
2. 	Joint Accounts:  Either party may sign,
but the name of the party signing should conform
exactly to the name shown in the registration on
the proxy card.
3. 	All Other Accounts:  The capacity of the
individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
	Registration
Valid Signature
Corporate Accounts


(1)	ABC Corp.
ABC Corp.
(2)	ABC Corp.
John Doe, Treasurer
(3)	ABC Corp.
c/o John Doe, Treasurer

John Doe
(4)	ABC Corp. Profit Sharing Plan
John Doe, Trustee

Trust Accounts


(1)	ABC Trust
Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
u/t/d 12/28/78

Jane B. Doe

Custodial or Estate Accounts


(1)	John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA

John B. Smith
(2)	Estate of John B. Smith
John B. Smith Jr.,
Executor




SMITH BARNEY U.S. 5000 INDEX FUND
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)
7 World Trade Center
New York, New York 10048
PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 24, 2001
General
This Proxy Statement is furnished in
connection with the solicitation of proxies by the Board of Trustees (the "Board") of Smith Barney
Investment Trust (the "Trust") with respect to its series, Smith Barney U.S. 5000 Index Fund (the "U.S.
Fund") and Smith Barney International Index Fund (the
"International Fund" and together with the U.S. Fund, the "Funds") for use at the Special Meeting of shareholders of the Funds, to be held at the offices of Smith Barney Fund Management LLC, 7 World Trade
Center, Downtown Conference Center, New York, New York
10048, on September 24, 2001 at 2:00 p.m., Eastern time, and at any and all adjournments thereof (the
"Special Meeting").
This Proxy Statement, the Notice of
Special Meeting and proxy card are first being mailed to shareholders on or about August 20, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.
Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust; Salomon Smith
Barney Inc. ("Salomon Smith Barney"), the principal underwriter of shares of each Fund; Smith Barney Fund
Management LLC ("SBFM" or the "The Administrator"), the administrator of each Fund and/or Boston Financial
Data Services ("BFDS"), sub-transfer agent of each Fund. Such representatives and employees will not receive additional compensation for solicitation activities. The Trust has retained the services of Alamo Direct to assist in the solicitation of proxies.
The aggregate cost of solicitation of the shareholders of the U.S. Fund and the International Fund is expected to be approximately $3,000 and $2,500 respectively. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by SBFM. SBFM also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Funds.
Shareholders may vote (1) by mail, by
marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope or via facsimile, (2) by touch-tone voting over the telephone, or (3) by voting via the internet. If a Fund records votes by telephone, fax or internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone, fax or internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
The presence at the Special Meeting, in
person or by proxy, of the holders of a majority of the outstanding shares of a Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.
In determining whether to adjourn the
Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of a Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special
Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.
Accordingly, shareholders are urged to forward their voting instructions promptly.
There is one proposal in this Proxy
Statement for each Fund (each a "Proposal"), and neither Fund anticipates that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.
The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment
Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of holders of the lesser of (1) 67% of the shares of a Fund present at the meeting in person or by proxy if more than 50% of the outstanding shares of the Fund are present in person or by proxy;
or (2) more than 50% of the outstanding shares of the Fund.
Abstentions and broker non-votes that are present at the meeting in person or by proxy will have the effect of a "no" vote for the Proposal.

The Board of Trustees has fixed the close of business on August 6, 2001 as the record date (the
"Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meeting. All shareholders holding Smith
Barney Shares or Citi Shares of a Fund will vote together as a single class on the Proposal for that Fund. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.
As of the close of business on the Record
Date, _____________ shares of the U.S. Fund and _____________ shares of the International Fund, respectively, were issued and outstanding. As of the Record Date, to the best knowledge of the Board and the Funds, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities
Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding shares of either Fund.
As of the Record Date, the officers and Board members of the Trust beneficially owned less than 1% of the shares of each Fund.
The Funds provide periodic reports to all of their shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semiannual report, without charge, by calling the applicable Fund at (800) 995-
0134 or by writing to the applicable Fund, 7 World
Trade Center, New York, New York 10048.
PROPOSAL:  APPROVAL OF THE LIQUIDATION OF
EACH FUND
Background
Each Fund began operations on October 18,
1999 as a separate series of the Trust. Each Fund has invested primarily in the equity securities included in its benchmark index during this period.
The U.S. Fund and the International Fund are feeder funds in a master/feeder structure.
Accordingly, the Funds do not buy individual securities directly. The U.S. Fund invests solely in shares of the U.S. Equity Index Master Portfolio, which, in turn, invests in the Extended Index Master
Portfolio and the S&P 500 Index Master Portfolio.  The
International Fund invests solely in the International
Index Master Portfolio.
Barclays Global Fund Advisors ("BGFA") is the adviser of each of the Master Portfolios in which the Funds invest. BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco,
California 94105.
For the U.S. Fund, BGFA receives a monthly advisory fee from the Master Portfolio at an annual rate of: (i) 0.01% of the U.S. Equity Index Master
Portfolio's average daily net assets; (ii) 0.08% of the average daily net assets of the Extended Index
Master Portfolio; and (iii) 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio. For the International Fund, BGFA receives a monthly advisory fee from the International Index Master
Portfolio at an annual rate of 0.15% of the first $1 billion, and 0.10% thereafter, of the International
Index Master Portfolio's average daily net assets.
From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolios, and accordingly, have a favorable impact on its performance.
Each Fund bears a pro rata portion of the advisory fees paid by the Master Portfolios, as well as certain other fees paid by the Master Portfolios, such as accounting, legal and other operational expenses.
Reasons for the Proposal
Notwithstanding the marketing of the
Funds' shares, growth in each Fund's assets has been slow. During the period from commencement of operations through June 30, 2001, assets reached a level of only $7.9 million for the U.S. Fund and $2.7 million for the International Fund. Marketing efforts were not adequate to significantly increase the size of the Funds, including the assumption of Fund expenses by SBFM.
Sales of the Funds' shares have not been sufficient to allow the Funds to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. Since the inception of the Funds, SBFM waived all or a portion of its fees and assumed a significant portion of the expenses of the Funds. In the absence of such waiver and assumption, the Funds might not be profitable for shareholders. As a result, the Board instructed the officers of the Trust to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders. Shareholders may continue to exchange their shares for Smith Barney
Shares and Citi Shares of the Smith Barney S&P 500
Index Fund prior to the date of the liquidating distribution. The applicable redemption fee for each Fund has been waived.
The officers of the Trust sought to
determine whether mergers or transfers of assets would be possible, and if it would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of the Funds and the time required to effect a transaction, management of the Fund believed that the expense of a merger with or transfers of assets to another mutual fund are greater than the benefits stockholders of the Funds could expect to realize from such a transaction. The officers investigated the steps required for liquidation of the Funds, subject to presentation of a final report to the Board.
At a July 18, 2001 meeting, the Board
reviewed the expenses which had been assumed by SBFM during the life of the Funds, the efforts and expenses of the Distributor to distribute shares of the Funds, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The
Board considered that SBFM had not been able to collect or retain any significant fees during the life of the Funds, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of SBFM to service the needs of the Funds would be impaired. For the most recent fiscal year, the Funds' total expenses were:
Smith Barney U.S. 5000 Index Fund
SB
Shares
Citi
Shares
Annual Fund Operating Expenses


(as a percentage of average net
assets)


Management fees
0.23%
0.23%
Service (12b-1) fees
0.20%
0.00%
Other expenses
3.20%
3.20%
Total annual fund operating expenses
3.63%
3.43%
Fee waiver and expense reimbursement
by SBFM*
2.95%
2.95%
Net annual operating expenses
0.68%
0.48%

*SBFM waived all of its administration fees amounting to $9,296 for the year ended December 31, 2000.
 In addition, SBFM reimbursed expenses amounting to $184,346 for the year ended December 31, 2000.

Smith Barney International Index Fund
SB
Shares
Citi
Shares
Annual Fund Operating Expenses


(as a percentage of average net
assets)


Management fees
0.40%
0.40%
Service (12b-1) fees
0.20%
0.00%
Other expenses
9.17%
9.17%
Total annual fund operating expenses
9.77%
9.57%
Fee waiver and expense reimbursement
by SBFM*
8.92%
8.92%
Net annual operating expenses
0.85%
0.65%

*SBFM waived all of its administration fees amounting to $2,498 for the year ended December 31, 2000.
 In addition, SBFM reimbursed expenses amounting to $156,915 for the year ended December 31, 2000.

The Board concluded that an increase in
Fund expenses attributable to the likely
discontinuance of the fee waiver and assumption of the
expenses in the future, especially when added to the
expenses of the Funds presently paid directly by the
Funds, would significantly reduce the Funds' returns.
Moreover, the presence of larger funds with similar
objectives better able to operate on an efficient
basis and provide higher returns to shareholders, made
it unlikely that the Funds could achieve a significant
increase in asset size and achieve economies of scale.
The Board therefore concluded that it would be in the
interest of the shareholders of each Fund to liquidate
the Funds promptly.
Accordingly, at the July meeting of the
Board of Trustees of the Trust, the Trustees approved
the liquidation of each Fund and by unanimous written
consent of the Board of Trustees dated August 1, 2001
approved the Plan of Liquidation for each Fund.
Plan of Liquidation
The Board of Trustees has approved the
Plan of Liquidation (the "Plan") summarized in this
section and set forth as Exhibit A to this proxy
statement.
1.	Effective Date of the Plan and
Cessation of Each Fund's Business as a Portfolio
Series of the Trust.  The Plan will become effective
on the date (the "Effective Date") of its adoption and
approval by a majority of the outstanding voting
securities of the Fund as defined in the 1940 Act.
Following this approval, each Fund (i) will cease to
invest its assets in accordance with its investment
objective and will sell the portfolio securities it
owns in order to convert the Fund's assets to cash;
and (ii) will not engage in any business activities
except for the purposes of winding up its business and
affairs, preserving the value of its assets and
distributing its assets to shareholders after the
payment to (or reservation of assets for payment to)
all creditors of the Funds.
2.	Restriction of Transfer of Shares.
Following the Effective Date shares of the Fund will
not be transferable.
 3.	Liquidating Distribution.  As soon
as possible after approval of the Plan, and in any
event within fourteen days thereafter, the Trust on
behalf of each Fund will provide to the applicable
Service Agent of each shareholder of record on the
effective date of the Plan: (i) a liquidating cash
distribution equal to the shareholder's proportionate
interest in the net assets of the Fund based on the
number of shares of the class of shares of the Fund
held by the shareholder and recorded on the books of
the Trust, determined immediately after the close of
business on the date of such liquidating distribution;
and (ii) information concerning the sources of the
liquidating distribution.  (Plan, Section 7)
4.	Expenses.  SBFM will bear all
expenses incurred in carrying out the Plan.  It is
expected that other liabilities of the Funds incurred
or expected to be incurred prior to the date of the
liquidating distribution will be paid by the Funds, or
set aside for payment, prior to the mailing of the
liquidating distribution.  Costs relating to the Plan
are estimated at no more than $_____, which includes
legal and auditing expenses and printing, mailing,
soliciting and miscellaneous expenses arising from the
liquidation, which the Funds normally would not incur
if it were to continue in business.  (Plan, Section 6
and 8)
5.	Continued Operation of the Funds.
Following the liquidating distribution referred to in
paragraph 3 above, the Fund shall be abolished in
accordance with Section 4.1 of the First Amended and
Restated Master Trust Agreement of the Trust dated
February 28, 1998, as amended (the "Declaration of
Trust"). The Plan provides that the Trustees shall
have the authority to authorize such variations from
or amendments of the provisions of the Plan as may be
necessary or appropriate to marshal the assets of a
Fund and to effect the complete liquidation of a Fund
and the purposes to be accomplished by the Plan.
(Plan, Sections 9 and 10)
6.	Variations. The Plan authorizes the
Board to make variations from or amendments to the provisions of the Plan that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to either Fund's liquidation under either the Plan or relevant provisions of Massachusetts law.
General Tax Consequences
Each shareholder that receives a
liquidating distribution will recognize taxable gain or loss for federal income tax purposes equal to any difference between the amount of the distribution over the shareholder's tax basis in Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares.
THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT
SHAREHOLDERS DIFFERENTLY DEPENDING UPON THEIR
PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING
DISTRIBUTION, AND ACCORDINGLY, THIS SUMMARY IS NOT A
SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL
BASIS.  SHAREHOLDERS MAY WISH TO CONSULT THEIR
PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX
SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE
LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN,
INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.
The Trust anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

If the shareholders do not approve the
Plan, the Funds will continue to exist as portfolio series of the Trust in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of shareholders.

This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors. This summary does not address the state, foreign or local tax consequences of a shareholder's receipt of the liquidating distributions or the liquidation of a Fund.
Shareholders are free to redeem their
shares without a redemption fee prior to the liquidation.
THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE
PLAN.
Description of Smith Barney Fund Management LLC.
SBFM provides discretionary and non-
discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds. As of June 30, 2001, SBFM had $_____ billion in assets under management.
SBFM was organized as a Delaware
corporation in 1967 and reorganized into a Delaware
Limited Liability Company in 1999 and its principal business address is 7 World Trade Center, New York,
New York 10048. SBFM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc.
("SSBH"), which is also located at 7 World Trade
Center, New York, New York 10048. SSBH is a wholly owned subsidiary of Citigroup Inc., which is located at Citigroup Center, 153 East 53rd Street, New York,
New York 10043.
For its services as administrator, SBFM
receives a fee equal on an annual basis to 0.15% of each Fund's average daily net assets. SBFM waived all of its fees during the last fiscal year, and reimbursed the Funds for certain other expenses borne by the respective Funds.
Required Vote
For each Fund, approval of the Plan
requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Fund. The Trustees of the Trust, including the non-interested Trustees, recommend that the shareholders of each Fund vote in favor of this Proposal.
ADDITIONAL INFORMATION
Proposals of Shareholders
The Funds do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Shareholders' Request For Special Meeting
Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.
Other Matters To Come Before The Special Meeting
Neither Fund intends to present any other business at the Special Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.
IT IS IMPORTANT THAT PROXIES BE RETURNED
PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE,
SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS
POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees,

Christina T. Sydor
Secretar


Exhibit A

FORM OF
PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the [Smith
Barney U.S. 5000 Index Fund/Smith Barney International
Index Fund] (the "Fund"), a series of Smith Barney
Investment Trust (the "Trust"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts pursuant to a First
Amended and Restated Master Trust Agreement dated
February 28, 1998, as amended (the "Declaration of
Trust").  The Fund began operations on October 18,
1999. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940
Act"). The Plan is intended to accomplish the complete liquidation of the Fund in conformity with all provisions of Massachusetts law and the Trust's
Declaration of Trust.
WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund; and
WHEREAS, by unanimous written consent dated as of August 1, 2001, the Board of Trustees considered and adopted this Plan as the method of liquidating the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;
NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:
1. Effective Date of Plan. The Plan shall be and become effective with respect to the Fund only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."
2. Abolishment of the Fund. Following the liquidating distribution referred to in Section
7 of the Plan, consistent with the provisions of the Plan, the Fund shall be abolished in accordance with Section 4.1 of the Declaration of Trust.
3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as a portfolio series of the Trust and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.
4. Restriction of Transfer of Shares. Following the
Effective Date, unless the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, shares of the Fund shall not be transferable.

5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents.
6. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of such Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.
7. Liquidating Distribution. As soon as possible after the Effective Date, and in any event within 14 days thereafter, each Fund shall provide the following to the applicable Service
Agent of each shareholder of record on the Effective Date: (1) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund based on the number of shares of the class of shares of the Fund held by the shareholder and recorded on the books of the Trust, determined immediately after the close of business on the date of such liquidating distribution; and (2) information concerning the sources of the liquidating distribution.
8. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. Smith Barney
Fund Management LLC ("SBFM") shall bear all expenses incurred by the Fund in carrying out this Plan, including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will also be borne by SBFM.
9. Power of Board of Trustees. The Board, and subject to the Trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.
10. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and termination of the existence of each Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.


For the Board of Trustees

On behalf of
[Smith Barney U.S. 5000 Index Fund/Smith
Barney International Index Fund],
a series of  SMITH BARNEY INVESTMENT TRUST


By: ________________________
	Name:
	Title:


Accepted:


SMITH BARNEY FUND MANAGEMENT, LLC



By: ________________________
	Name:
	Title:


July __, 2001

FORM OF PROXY CARD
SMITH BARNEY U.S. 5000 INDEX FUND
SMITH BARNEY INTERNATIONAL INDEX FUND
(each a series of Smith Barney Investment Trust)
PROXY SOLICITED BY THE BOARD OF TRUSTEES
Special Meeting of Shareholders to be held on
September 24, 2001 at 2:00 p.m.
The undersigned holder of shares of each
Fund referenced above hereby appoints Heath B.
McLendon, Lewis E. Daidone, Christina T. Sydor, and
Michael Kocur, proxies with full powers of
substitution and revocation, to represent the
undersigned and to vote on behalf of the undersigned
all shares of the Funds that the undersigned is
entitled to vote at the Special Meeting of
Shareholders of the Funds to be held at the offices of
the Funds, 7 World Trade Center, Downtown Conference
Center, New York, New York 10048 at the date and time
indicated above and at any adjournments thereof.  The
undersigned hereby acknowledges receipt of the
enclosed Notice of Special Meeting and Proxy Statement
and hereby instructs said attorneys and proxies to
vote said shares as indicated herein.  In their
discretion, the proxies are authorized to vote on such
other business as may properly come before the Special
Meeting.  A majority of the proxies present and acting
at the Special Meeting in person or by substitute (or,
if only one shall be so present, then that one) shall
have and may exercise all of the power and authority
of said proxies hereunder.  The undersigned hereby
revokes any proxy previously given.
Date:	_______________________________ 2001
	PLEASE SIGN IN BOX BELOW
Please sign exactly as
your name appears on
this Proxy.  If joint
owners, EITHER may sign
this Proxy.  When
signing as attorney,
executor, administrator
trustee, guardian or
corporate officer,
please give your full
title:
______________________________________
Signature(s) Title(s), if applicable
NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON
THE REVERSE SIDE
Please vote by filling in the appropriate box below.
This proxy, if properly executed, will be voted in the
manner directed by the undersigned shareholder.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
APPROVAL OF THE PROPOSAL.
1.	U.S. FUND SHAREHOLDERS ONLY
To approve the liquidation and dissolution of the Smith Barney U.S. 5000 Index Fund:

For	Against	Abstain
0	0	0
2.	INTERNATIONAL FUND SHAREHOLDERS ONLY
To approve the liquidation and dissolution of the Smith Barney International Index Fund:

For	Against	Abstain
0	0	0
3.		To transact such other business as may properly
come before the meeting or any adjournment thereof.








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